UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of report (Date of earliest event reported):          December 28, 2001

iExalt, Inc. (Exact name of registrant as specified in its charter)

Nevada (State of Other Jurisdiction of Incorporation)

000-09322 (Commission File Number)	75-1667097 (IRS Employer Identification No.)

12000 Aerospace Avenue Houston, Texas (Address of Principal Executive Offices)	77034 (Zip Code)

(281) 464-8400 (Registrant's Telephone Number, Including Area Code)

Item 5.    Other Events.

             On December 13, 2001, the Company's Board of Directors approved a 50 to one reverse stock split, effective as of December 28, 2001.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

iExalt, Inc.

Date: December 28, 2001	By: /s/ Donald A. Sapaugh
Donald A. Sapaugh, President